                                                             UNITED STATES

                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the

                                                    Securities Exchange Act of 1934

                                    Date of Report (Date of earliest event reported) March 30, 2007

                                               Commission File Number of issuing entity:
                                                             333-131213-45

                                                      RALI Series 2007-QS5 Trust
                                       ________________________________________________________
                                                    (Exact name of issuing entity)
                                                              333-131213

                                                   Residential Accredit Loans, Inc.
                                       ________________________________________________________
                                         (Exact name of depositor as specified in its charter)

                                                    Residential Funding Corporation
                                      ________________________________________________________
                                          (Exact name of sponsor as specified in its charter)

                                           DELAWARE                                    None     ______
                             (State or other jurisdiction                                (I.R.S. employer
                                 of incorporation)                                       identification no.)

                                c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN    55437
                                         (Address of principal executive offices)    (Zip code)

                                   Registrant's telephone number, including area code (952) 857-7000

                                   _________________________________________________________________

                                     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

         On March 29, 2007,  Residential Accredit Loans, Inc. (the "Registrant"),  as depositor for the RALI Series 2007-QS5 Trust (the
"Trust"),  expects to issue Mortgage Asset-Backed Pass-Through Certificates,  Series 2007-QS5,  including the following classes offered pursuant to a  Registration  Statement on Form S-3 (File No.  333-131213)  filed by the  Registrant  with the  Securities  and Exchange
Commission:  Class A-1, Class A-2,  Class A-3,  Class A-4,  Class A-5,  Class A-6,  Class A-7, Class A-8, Class A-9, Class A-10,  Class
A-11,  Class A-12,  Class A-13,  Class A-14,  Class A-P,  Class A-V,  Class R-I,  Class R-II,  Class M-1,  Class M-2 and Class M-3 (the
"Certificates").

         Copies of the opinions of Orrick,  Herrington & Sutcliffe  LLP with respect to legality of the  Certificates  and with respect to certain  federal tax  matters,  together  with  related  consents of Orrick,  Herrington  & Sutcliffe  LLP to the  incorporation  by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:  The following are filed as Exhibits to this Report:

Exhibit
Number

5.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1     Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2     Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

                                                              SIGNATURES

                  Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              RESIDENTIAL ACCREDIT LOANS, INC.,

                                                              as depositor for the Trust

                                                              By:   /s/ Heather Anderson
                                                                  Name:    Heather Anderson
                                                                  Title:   Vice President

Dated: March 30, 2007

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1)